UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2018

MOJO DATA SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Puerto Rico	333-175003	66-0808398
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224 Datura St., Suite 1015 West Palm Beach, FL 33401	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 623-9530

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.01.	Changes in Officer(s) of Registrant.

On September 27, 2018, Joseph Spiteri, CEO of Mojo Data Solutions Inc. (the “Company”) resigned from his positions as CEO, Officer of the Company. Simultaneously Javier-Juan Masana Modrono accepted his position as CEO, Managing Officer of the Mojo Data Solutions Inc. the “Company”.

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 27, 2018, MOJO Data Solutions, Inc., a Puerto Rico corporation (the “Company”), and InVision Software Inc., a New York corporation of which Joseph Spiteri has voting and dispositive control (“InVision Software”), entered into that certain Intellectual Property Assignment Agreement (the “IP Agreement”), pursuant to which the Company assigned and transferred to InVision Software all of its right, title, and interest of every kind and nature in and to its proprietary technologies around its multimedia reader for the Mojo Tags application (“Acquired Rights”). As consideration in full for the Acquired Rights, Spiteri agreed to waive any and all claims he has, or may have in the future, against the Company arising from, relating to, all outstanding invoices and expenses due to InVision Software.

On September 27, 2018 The Company’s Board of Directors accepts Joseph Spiteri’s resignation as CEO, Officer of the Company.

Furthermore, the Company’s Board of Directors appoints Javier-Juan MasanaModrono as CEO, Officer of the Company.

Javier-Juan MasanaModroño BIO - CV

A versatile entrepreneur, he had a cosmetics factory as a school, a Real Estate bubble as a teacher, and he is been-and still is- passionate about communication, Real Estate, family and Financial Markets.

Xavier-JoanMassanaModroño, Xavi to his friends and to all those who want to address him, was born in 1973 in Lleida (Catalunya – Spain -EU-)

Successful businesses owner and entrepreneur by vocation, from his youth he stood out in everything he considered that it deserved his time and talent. Either entering with his rock group, not 18 old, on the list of Los 40 Principales when the CD was still the future, or keeping ahead of the “.com” boom.

Xavi exchanged his guitar for a cravat and left heading to the five continents, opening up and consolidating markets for the cosmetic products which the family’s factory produced in the Catalan coastal town of Torredembarra.

With this experience behind him, Xavi's entrepreneurial spirit was built and he made the difficult and thoughtful decision to renounce the family business to successfully create a small Real Estate and developer empire around his firm MassanaGrup where he obtained the recognition and admiration of most excellent Catalan business class.

In 2008, foreseeing the approach of the crisis Xavi knew how to position before the imminent changes and, in what it is so-called "reinventing themselves", he began to develop diverse projects standing out where passion always drives him to give his best.

His self-taught capacity, as well as the need to find answers where others gave in, was a source of inspiration in which he developed solvent and effective business models to face the terrible global financial crisis with guarantees.

This leads him to unleash another of his passions, writing, not only by publishing different manuals and books on the stock markets, but also, to collaborate in diverse media, narrating their experiences and life events, thanks to his talents as god communicator in four languages.

Close and attentive to people’s wants and wishes, his commitment and involvement in everything he undertakes is total and absolute.

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Currently, Xavi is the CEO of ACE Capital, the F.O. of his family, a family of businessmen with a more than creditable and successful business trajectory, operating for decades in wide-ranging sectors as the cosmetic industry and the promotion, management and Real Estate investment. The Family holds prominent positions in relevant companies in the Real Estate industry, as well as significant portfolios of shares quoted in other companies which are imminently listed on the Stock Exchange.

Furthermore, the Family also owns an important Real Estate heritage freed of loads and in profitability, well diversified both in its typology and in its location.

They have recently entered to participate in start-ups with great potential of growth in diverse sectors like the distribution and international trading of Perfumery, New Technologies, Training, Cosmetics, Waterproofing and Consultancy among others.

Always accompanied by the best professionals, partners and advisors; Solvency and Reasoning are the characteristics that make ACE Capital a Family Office in which can be trusted.

See more about him at:

https://es.linkedin.com/in/xaviermassanamodrono

On September 27, 2018 The Company’s Board of Directors accepted the Change in Control of Mojo Data Solutions Inc., and issued the Controlling Interest of the Company to BORDOM DESARROLLOS S.L

The new Company web site is www.realvalueassets.com

The Company passed a resolution on September 30 2018 to do a name change to Real Value Assets Corporation and change its business model from a data solutions company to a conglomerate with multiple revenue and assets streams from different industry sectors, such as:

1.	Real Estate development, investment and properties brokerage Company. http://realvalueassets.com/ (Spain Based)
2.	Winery business http://www.vinacampanero.com/ (Spain Based)
3.	Car and Yacht charter business (USA Based)
4.	Holdings in other progressive sectors including Technologies and Cosmetics. (USA and EU based)

On October 12 2018 The Company entered into a Real Estate licensing and development program and a program of worldwide Distribution of the best Wines from Spain with his own brand (Florensa) and other brands. The Company received a Option to Buy an important Winery in Jumilla (Spain) in a very favorable economic terms and conditions. The Company issued 220 Million shares to: SPIRIT DOM MILLIONAIRE S.L. in exchange for an exclusive Real Estate Development plan + the worldwide distribution license for the wine brands Vegardal, Cuco, and Florensa + the Option to Buy an important Winery in a principal zone of Spain for it. Under the agreement the SPIRIT DOM MILLIONAIRE S.L will invest over $6,000,000.00 in cash over the next 36 to 48 months towards the development of the real estate project. Approx. 0.027c per share.

On October 15 2018 the Company entered into a share purchase agreement to acquire 100% of Pure Spectrum Inc a Wyoming co. (PSI) PSI is a 50% owner operator of a car and yacht rental business in south Florida region (West Palm Beach to Miami) www.caryachtrental.com Under the terms of the agreement the Company agreed to pay $250,000 for the purchase of the assets. $25,000 deposit was paid by the Company and the balance $225,000 is due and payable on or before February 28 2019. Under the terms of the sale should the Company not be able to complete the transaction on or before February 28 2019 the Company will forfeit its initial deposit of $25,000 As further security the company issued 22,500,000 shares to PSI financier Biz Pro and or Emry Capital. The shares are to be held in escrow until closing date. On closing date once, PSI and its creditors receive the balance due of $225,000 the 22,500,000 shares will be returned to the treasury.

List Of Assets:

CARS: BMW, Camaro, Jeep, Maserati, Mercedes, MINI, MKC, Porche

YACHTS: Carvey Mariner, Sea Ray Sundancer

Unregistered Sale of Securities:

The Company sold 17,000,000 unregistered securities under the Regulation S provisions to non-affiliate investors and non residents and citizens of USA.

As part of PSI purchase guarantee of performance and security the company issued 22,500,000 shares in escrow to PSI financier Biz Pro and Emry Capital. The shares are to be held in escrow until closing date of the transaction February 1 2019. Upon successful closing of the transaction on all cash basis being the sum of $225,000 the 22,500,000 shares will be returned back to the treasury of the Company

Change Of Address:

The Company new USA on interim basis address is Street: 224 Datura St. Suite 1015 Country or State, West Palm Beach, FL. Postal Code: 33401,

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOJO DATA SOLUTIONS, INC.

Dated: October 17, 2018	By:	/s/ Javier-Juan MasanModrono
Javier-Juan MasanaModrono
Appointed, Chief Executive Officer

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